Q3 2021 Earnings

Thursday, December 16, 2021



Disclaimer

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effects of the COVID-19 pandemic and the end of the COVID-19 pandemic on our business, results of operations and financial condition, and the global economy generally; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including the societal and economic impact of the COVID-19 pandemic, and geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain financial measures, such as Non-GAAP net income, adjusted EBITDA, and adjusted EBITDA excluding the IPO related bonus, which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA, and adjusted EBITDA excluding the IPO related bonus to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expense Reports That Don’t Suck

Nobody’s official job, everybody’s worst nightmare

Three secrets to Expensify's success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise


UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM Enterprise 1000+ EEs
$1.5B US TAM Mid-Market 500-1000 EEs
$12.0B US TAM SMB 10-499 EEs
$2.4B US TAM VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Bottom-up sales reaches the rest of the market



$
CFO
CFO
!!

Top Down

Bottom Up

Viral is the only path to the billion user opportunity



director of revenge
@russpitts

Replying to @lfrum

Last two times I submitted a report via Expensify, the company converted to using it themselves.

10:05 AM · Dec 6, 2021 · Twitter Web App

Q3 Performance

Best quarter in paid user growth since start of pandemic

Q3 2021 was at the high end of estimates

Revenue



$37.6MM
$37.5MM
Revenue
$36.6MM

Paid Members



670K
667K
Paid Members
660K

Ranges reflect preliminary consolidated financial results for the fiscal quarter ended September 30, 2021 presented in Expensify's Registration Statement on Form S-1 filed with the SEC on November 8, 2021.

Best quarter for Paid Member growth since COVID-19

73%
y/y Revenue Growth

207%
y/y Interchange Growth

$150MM
Annualized Revenue [1]

All metrics, unless noted otherwise, are actuals for the three months ended Sept 30, 2021.
[1] Calculated as three months ended September 30, 2021 revenue multiplied by four (quarters).

IPO Bonus Impact on Profitability

GAAP and Non-GAAP numbers

Impact of IPO Bonus

$(6.3MM)
GAAP Net Income

+

$26.3MM
IPO Related Bonus[1]

=

$19.9MM
Non-GAAP Net Income
(excl. IPO Bonus cost)

All metrics, unless noted otherwise, are actuals for the three months ended Sept 30, 2021

[1] Reflects amounts paid in Q3 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. We expect additional amounts to be paid in connection with the IPO Related Bonus in Q4. For more information, see "Management's discussion and analysis of financial condition and results of operations - Critical accounting policies and estimates - Cash Bonuses" in the Company's Registration Statement on Form S-1, filed with the SEC on November 8, 2021.

Impact of IPO Bonus

$(6.5MM)
Adj. EBITDA[1]

+

$26.3MM
IPO Related Bonus[2]

=

$19.8MM
Adj. EBITDA
(excl. IPO bonus cost)

All metrics, unless noted otherwise, are actuals for the three months ended Sept 30, 2021

[1] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to non-GAAP reconciliation.

[2] Reflects amounts paid in Q3 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. We expect additional amounts to be paid in connection with the IPO Related Bonus in Q4. For more information, see "Management's discussion and analysis of financial condition and results of operations - Critical accounting policies and estimates - Cash Bonuses" in the Company's Registration Statement on Form S-1, filed with the SEC on November 8, 2021.

Expensify team drives continued efficiency

126%

Rule of 40[1]

Over
$1 Million

Annualized Revenue per Employee[2]

All metrics are actuals for the three months ended September 30, 2021

[1] Defined as Q3 2021 year over year revenue growth + Q3 2021 Adj. EBITDA (excl. IPO related bonus cost) margin. We defined Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. We define Adjusted EBITDA (excl. IPO related bonus cost) as Adjusted EBITDA excluding the IPO-related bonuses costs. We define Adjusted EBITDA (excl. IPO related bonus cost) margin as Adjusted EBITDA (excl IPO related bonus cost) divided by total revenue for the same period. Please see appendix for GAAP to non-GAAP reconciliation.

[2] Calculated as three months ended Sept 30, 2021 revenue multiplied by four (quarters), divided by 142 full time employees as of Sept 30, 2021.

Q3 Product update

Making steady progress building out superapp roadmap



Social
Planned
Chat
Beta
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

New in Q3: Free Plan enables card-only adoption


JCDecaux
Expensify
CORPORATE CARDS.
REIMBURSEMENTS.
RECEIPT SCANNING.
ONE APP, ALL FREE.

New in Q3: 4% Cashback incentivizes <u>rapid card rollout</u>



5621
CA49819
ZERO EMISSIO
NOT IN SERVICE
Expensify
4% CASH BACK.

Guidance

Q4 2021

Increasingly optimistic on return to historical growth

Revenue	Paid Members
$39.2MM	691K
$38.2MM	673K

Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

A Tasty Growth Layer Cake


Nationwide Advertising
WOM Customer Acquisition
Seat Expansion

.... with more layers to come!


Pricing power
Payroll
Bill pay and Invoicing
Interchange Growth
Nationwide Advertising
WOM Customer Acquisition
Seat Expansion

Q&A

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended September 30,2021 (unaudited, in thousands)
	2021
Net (loss) income	**$ (6,345)**
Add:	
IPO Related Bonus[1]	26,287
Non-GAAP Net (loss) income	**$ 19,942**

[1] Reflects amounts paid in Q3 related to an IPO related bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. We expect additional amounts to be paid in connection with the IPO Related Bonus in Q4. For more information, see "Management's discussion and analysis of financial condition and results of operations - Critical accounting policies and estimates - Cash Bonuses" in the Company's Registration Statement on Form S-1, filed with the SEC on November 8, 2021.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EBITDA (excl. IPO bonus cost)

	Three months ended September 30, 2021 *(unaudited, in thousands)*
	2021
Net (loss) income	**$ (6,345)**
(Benefit) provision for income taxes	(3,567)
Interest and other expenses, net	1,054
Depreciation and amortization	1,438
Stock-based compensation	897
Adjusted EBITDA	**$ (6,523)**
IPO Related Bonus[1]	26,287
Adjusted EBITDA excluding the IPO Bonus	**$ 19,764**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

[1] Reflects amounts paid in Q3 related to an IPO related bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. We expect additional amounts to be paid in connection with the IPO Related Bonus in Q4. For more information, see "Management's discussion and analysis of financial condition and results of operations - Critical accounting policies and estimates - Cash Bonuses" in the Company's Registration Statement on Form S-1, filed with the SEC on November 8, 2021.